UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 2006
                                                          --------------


                            AVERY SPORTS TURF, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

                          Commission File No. 0-29447
                                              -------

                                    Delaware
                 ----------------------------------------------
                 (State of Other Jurisdiction of Incorporation)

                                   52-2171803
                      ------------------------------------
                      (I.R.S. Employer Identification No.)

          2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota
          -----------------------------------------------------------
                    (Address of Principal Executive Office)

                                     55120
                                   ----------
                                   (Zip Code)

Registrant's Telephone Number, Including Area Code: (651) 452-1606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2006, Avery Sports Turf, Inc. (the "Company") entered into an Agreement and Plan of Reorganization ("Agreement") with the sole shareholder of E-Cash, Inc. ("E-Cash"_, a New Jersey corporation, pursuant to which all of the issued and outstanding shares of E-cash will be exchanged for a quantity of newly issued common shares of the Company.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Agreement and Plan of Organization


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Avery Sports Turf, Inc.


Date:  April 5, 2006                   By:  /s/ Gary Borglund
                                       Gary Borglund
                                       Chief Executive Officer